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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 29, 2006

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

             Canada                     001-32312               98-0442987
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  (State or other jurisdiction         (Commission            (IRS Employer
        of incorporation)              File Number)        Identification No.)

       3399 Peachtree Road NE, Suite 1500, Atlanta, GA            30326
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           (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

This current report on Form 8-K/A is being filed by Novelis Inc. ("Novelis") pursuant to Instruction 2 to Item 5.02 to amend the Form 8-K filed on June 29, 2006. The original Form 8-K announced the appointment of Edward A. Blechschmidt to the Novelis Board of Directors, but did not disclose the committees on which Mr. Blechschmidt would serve because the Board of Directors had not yet made that determination. On July 28, 2006, Mr. Blechschmidt was appointed to serve on the Audit Committee and the Customer Relations Committee of the Board of Directors.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          NOVELIS INC.

Date:  August 3, 2006                                     By:  /s/ David Kennedy
                                                               -----------------
                                                               David Kennedy
                                                               Secretary